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                                    Schroder
                              International Smaller
                                 Companies Fund










                                  ANNUAL REPORT
                                OCTOBER 31, 1998









                        Schroder Capital Funds (Delaware)

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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Two Portland Square, Portland, Maine  04101
General Information                 (207) 822-6500
Account Information                 (800) 344-8332
Fund Literature                     (800) 290-9826
Fax                                 (207) 879-6050

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the United States.

INVESTMENT ADVISER

Schroder Capital Management International Inc. is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 20 countries worldwide. As of
June 30, 1998, the Schroder Group had over $195 billion in assets under management. As of September 30, 1998, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had approximately $24 billion under management.



                                                          December 22, 1998

Dear Shareholder:

We are pleased to present the annual report for the Schroder International Smaller Companies Fund for its fiscal year ended October 31, 1998. This past fiscal year saw markedly divergent performance among the world's markets, as well as considerable volatility of performance within certain individual markets. A common theme was investors' rising level of risk aversion in response to economic and financial shocks, including Russian debt default, hedge fund and banking losses and increased devaluation risk in some emerging markets. In general, in the first half of the fiscal year, economic problems appeared largely contained within Asia and parts of the broader emerging markets universe. In the last fiscal quarter, European and American markets - which previously had behaved as if insulated from the difficulties - experienced some volatility.

Looking forward, we expect global growth to be slower in 1999 than it was in 1998, as the contagion from emerging markets continues to weigh on demand in developed markets. We believe that this will trim, but not eradicate, growth in continental Europe. Growth is likely to be more adversely affected in the U.S. and the U.K., which are at more mature stages of their economic cycles, while Latin America could be one of the regions where growth is likely to slow most sharply next year. Within Asia, which experienced a very sharp contraction in 1998, we believe that activity may be stabilizing, but further structural reforms, especially within the banking sector, are needed to sustain a significant recovery. Deflation is likely to appear a bigger risk than inflation in several major economies, notably Japan. While it appears unlikely that the world as a whole is facing a deflationary spiral, the absence of inflationary pressure is likely to support bond markets and lead to interest rate cuts in many markets. Correspondingly, however, we believe that the widespread inability of companies to raise prices in many markets, including the U.S., will hurt corporate profits growth.

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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On a more positive note,  monetary  authorities like the Federal Reserve and its global counterparts appear to be stepping in to forestall future problems by being quick to lower interest rates and issuing public statements that acknowledge the need to address international pressure points before they become major problems. A growing number of companies, including many in Asia, are increasing their emphasis on shareholder value. This should help to ease investors' anxieties and to trim the risk premiums that have risen in many markets, although we believe that it is unlikely to return them to levels reached earlier in the fiscal year. We expect further uncertainty and volatility in the year ahead. Nevertheless, we believe that compelling values exist in many emerging and Asian equity markets after this year's correction, and many high quality stocks have been sold indiscriminately. Similarly, although valuations in European and U.S. markets are not as universally undervalued, there are very attractive opportunities in areas with strong fundamental prospects that have
received  less  attention  in  this  year's  flight  to  liquidity.   Schroders'
investment  approach stresses the rewards of identifying high quality franchises
with  sustainable  growth  prospects  at  attractive  valuations.   The  present
environment presents great scope for our extensive global research network to identify such opportunities for the long-term benefit of our investors.

Thank you for your  interest in the  Schroder  International  Smaller  Companies
Fund.

                                                              Sincerely,

                                                              /s/ Mark J. Smith

                                                              Mark J. Smith
                                                              Chairman

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE

The Schroder International Smaller Companies Fund returned 7.88% compared with its benchmark, the Salomon Smith Barney EMI EPAC Index, which returned -1.23%. Stock selection was the major factor contributing to the Fund's outperformance, particularly in continental Europe and the U.K. Avoiding stocks susceptible to the economic crisis in Southeast Asia also benefited the Fund. Our key country allocation was overweight positions in continental Europe relative to the U.K. and Asia.

MARKET BACKGROUND

Although we are pleased with the Fund's relative performance, the last year was a difficult environment for small cap investing in international markets, with smaller companies underperforming blue chips. While this was clearly disappointing, we believe that it was part of a cyclical - not secular - process and that the end of the cycle is now in sight. In particular, the bull market has been led by a small number of very large stocks over the past four years. Valuations for the largest companies are now approaching record highs, while smaller companies are selling at relatively low valuations relative to their growth rates.

Large stocks have been supported by the abundant economic growth in Europe. This, combined with large-scale corporate restructuring in the region, has favored value stocks in place of the steady earnings growth and cash-flow generation of smaller growth companies. However, against a backdrop of slower world growth, we believe that investors will increasingly focus on good quality smaller growth stocks which have the potential to deliver superior results over the medium term.

INVESTMENT POLICY

During the period, we reduced our position in Japan, becoming significantly underweight in the region, due to its faltering economy and banking crisis. In contrast, we added to our position in continental Europe, reducing our position mid-year as markets in the region reached their peak. Our bottom-up stock selection led us to discover companies that enjoyed strong earnings growth as a result of a recovery in their domestic economies. In particular, we identified a number of undervalued French information technology companies which boosted the Fund's returns. Among the Fund's best-performing holdings was Endemol Entertainment, a Dutch television producer. Endemol is well positioned to benefit from the increasing number of channels in Europe due to the introduction of digital television. In an effort to further capitalize on the digital age, Endemol is building a pan-European network by acquiring other businesses at cheap prices and by expanding its product base.

We also found some exciting opportunities in the U.K. Financial and consumer service companies performed especially well; these tend to be niche businesses which grow rapidly. Additionally, we invested in a number of general industrial companies whose prices had fallen sharply and represented exceptional value.
Some were subsequently bought out. We remained, however, underweight in the U.K., due to our concern that the economy was peaking over the course of the year.

The performance of our Japanese stocks was disappointing over the period mainly because we focused on domestic stocks which suffered from poor domestic consumption. However, with valuations at historic lows, we are optimistic that the bias towards quality domestic growth will benefit our stocks when the economy recovers.

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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OUTLOOK

Our outlook for smaller companies is positive, despite concerns about a global economic slowdown in the coming year. In particular, we believe that a stronger bias towards domestic growth will favor our investment process which focuses on smaller companies with consistent earnings and sales growth.

Looking ahead, we continue to favor continental Europe. Although GDP growth has lagged, we believe that our holdings in the service sector have the potential to deliver solid returns in the coming year.

We remain cautious about Southeast Asia. While there are signs of a recovery in the region, such as greater stability and lower interest rates, a full-fledged recovery is still many months away. The danger of exported deflation in the region especially concerns us.

We ended the year with an unusually high cash position of approximately 9%. In the coming year, we expect to use this position to increase our allocation in Japan since we believe that valuations in this country are currently at an all-time low. There is also evidence that the economy is bottoming out and the Japanese government is taking action to recapitalize its banks.

We are optimistic about the beginning of Japan's economic recovery, causing us to add to our position in the region. There is increasing evidence that its government is committed to stimulating economic growth via job creation, tax cuts and public-works spending. We believe that the ongoing growth pattern in this country will provide the catalyst to reverse the recent trend of underperformance and the vicious cycle of recession, providing additional opportunity in the small cap arena.

THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF OCTOBER 31, 1998, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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INVESTMENT ADVISER'S REPORT-COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

The following information compares a change in value of a $10,000 investment in the Fund with the performance of the Salomon Smith Barney Extended Market Index, EPAC region (the "EMI EPAC") since inception date of the Fund. The EMI EPAC is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The EMI EPAC represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country. The Fund's return reflects deduction of appplicable fees and expenses; the EMI EPAC return does not reflect deduction of any fees and expenses. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS.

                SCHRODER INTERNATIONAL SMALLER COMPANIES FUND VS
                       SALOMON SMITH BARNEY EMI EPAC INDEX

INVESTMENT VALUE ON 10/31/98
----------------------------
Schroder International Smaller Companies Fund     $9,954
Salomon Smith Barney EMI EPAC                     $9,213

AVERAGE ANNUAL TOTAL RETURN ON 10/31/98
---------------------------------------
                                                                 SINCE
                                                  1 YEAR       INCEPTION
                                                  ------       ---------
Schroder International Smaller Companies Fund      7.88%        -0.23%(a)


                     [EDGAR representation of graph chart.]

DATE           FUND          INDEX
     11/04/96     10,000.00    10,000.00
     11/30/96      9,970.00    10,138.55
     12/31/96      9,917.78     9,942.27
     01/31/97      9,527.48     9,671.24
     02/28/97      9,677.59     9,841.71
     03/31/97      9,637.56     9,701.76
     04/30/97      9,357.34     9,523.83
     05/31/97      9,997.84    10,099.08
     06/30/97     10,288.07    10,302.15
     07/31/97      9,947.81    10,083.43
     08/31/97      9,477.44     9,623.63
     09/30/97      9,567.51     9,720.75
     10/31/97      9,227.24     9,328.23
     11/30/97      8,756.87     8,950.62
     12/31/97      8,516.77     8,718.35
     01/31/98      9,176.82     9,121.10
     02/28/98      9,687.82     9,790.06
     03/31/98     10,241.41    10,211.82
     04/30/98     10,763.07    10,263.43
     05/31/98     11,306.01    10,474.65
     06/30/98     11,263.43    10,138.52
     07/31/98     11,529.58    10,095.06
     08/31/98     10,060.43     8,902.83
     09/30/98      9,528.14     8,608.06
     10/31/98      9,953.97     9,213.17

(a) Inception date is November 4, 1996.

     The Schroder International Smaller Companies Fund's average annual total return for the 1 year and since inception periods ended September 30, 1998, was -0.41% and -2.50%, respectively.

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1998 (UNAUDITED)

  COUNTRY WEIGHTINGS                                INVESTMENT BY INDUSTRY

COUNTRY             % OF NET ASSETS      INDUSTRY                % OF NET ASSETS
-----------------------------------      ---------------------------------------
United Kingdom                23.5%      Services                        19.8%
France                        15.4%      Capital Equipment               16.2%
Japan                         13.2%      Retail                          10.6%
Germany                        9.1%      Consumer Durables               10.2%
Netherlands                    8.8%      Finance                          7.8%
Spain                          6.6%      Consumer Non-Durables            7.6%
Switzerland                    5.7%      Materials                        5.2%
Denmark                        3.0%      Manufacturing                    3.2%
Italy                          2.3%      Energy                           3.1%
Hong Kong                      1.7%      Technology                       2.8%
Sweden                         1.2%      Machinery                        2.0%
Cash and Other Net Assets      9.5%      Health Care                      2.0%
                    ---------------      Cash and Other Net Assets        9.5%
Total                        100.0%                                 -----------
                    ===============      Total                          100.0%
                                                                    ===========



                                                    TOP TEN HOLDINGS

                                         SECURITY                                 % OF NET ASSETS
                                         --------------------------------------------------------
                                         Primagaz (Cie Des Gaz Petrole) (Fr)                2.6%
                                         HF Co. (Fr)                                        2.3%
                                         Hugo Boss AG Pfd. (Ger)                            2.2%
                                         Avesco plc (U.K.)                                  2.2%
                                         Endemol Entertainment Holding NV (Neth)            2.1%
                                         Apothekers Cooperatie OPG (Neth)                   2.0%
                                         Canning plc (U.K.)                                 2.0%
                                         Gautier France SA (Fr)                             2.0%
                                         Rhoen-Klinikum AG (Ger)                            2.0%
                                         Christian Hansen Holdings AS (Den)                 2.0%
                                                                                     -----------
                                         Total                                             21.4%
                                                                                     ===========

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
      Investments (Notes 1 and 2):
         Investment in Schroder International Smaller Companies Portfolio
            (the "Portfolio")                                                                            $ 4,156,489
      Receivable from administrator (Note 4)                                                                  61,465
      Organization costs, net of amortization (Note 2)                                                         9,066
                                                                                               ----------------------

                                  Total Assets                                                             4,227,020
                                                                                               ----------------------

LIABILITIES:
      Payable to subadministrator (Note 3)                                                                       252
      Accrued expenses and other liabilities                                                                  62,084
                                                                                               ----------------------

                                  Total Liabilities                                                           62,336
                                                                                               ----------------------

                                  Net Assets                                                             $ 4,164,684
                                                                                               ======================


COMPONENTS OF NET ASSETS:
      Paid-in capital                                                                                    $ 4,469,581
      Undistributed net investment income                                                                     11,815
      Accumulated net realized gain on investments
         and foreign currency transactions                                                                   302,354
      Net unrealized appreciation (depreciation) on investments
         and foreign currency transactions                                                                  (619,066)
                                                                                               ----------------------

                                  Net Assets                                                             $ 4,164,684
                                                                                               ======================

SHARES OF BENEFICIAL INTEREST                                                                                445,313

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE                                                     $ 9.35

    The accompanying notes are an integral part of the financial statements.

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
      Dividend income (net of foreign withholding taxes of $15,451)                                        $ 100,115
      Interest income                                                                                         11,001
      Net expenses                                                                                           (72,767)
                                                                                               ----------------------

                                  Net Investment Income Allocated from the Portfolio                          38,349
                                                                                               ----------------------

EXPENSES:
      Administration (Note 3)                                                                                  6,048
      Subadministration (Note 3)                                                                              25,000
      Transfer agency (Note 3)                                                                                12,347
      Accounting  (Note 3)                                                                                    12,000
      Printing                                                                                                12,366
      Registration                                                                                            12,870
      Audit                                                                                                   14,858
      Amortization of organization costs (Note 2)                                                              3,022
      Legal                                                                                                    6,768
      Trustees                                                                                                   346
      Miscellaneous                                                                                              500
                                                                                               ----------------------
                                  Total Expenses                                                             106,125
      Fees waived and expenses reimbursed (Note 4)                                                           (87,977)
                                                                                               ----------------------
                                  Net Expenses                                                                18,148
                                                                                               ----------------------

NET INVESTMENT INCOME                                                                                         20,201
                                                                                               ----------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED
      FROM THE PORTFOLIO:
      Net realized gain on investments sold                                                                  302,355
      Net realized gain (loss) on foreign currency transactions                                               (8,386)
                                                                                               ----------------------
                                  Net realized gain on investments and foreign
                                    currency transactions                                                    293,969
                                                                                               ----------------------
      Net change in unrealized appreciation (depreciation) on investments                                    333,108
      Net change in unrealized appreciation (depreciation) on foreign
         currency transactions                                                                                 1,061
                                                                                               ----------------------
                                  Net change in unrealized appreciation (depreciation) on
                                    investments and foreign currency transactions                            334,169
                                                                                               ----------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED
      FROM THE PORTFOLIO                                                                                     628,138
                                                                                               ----------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $ 648,339
                                                                                               ======================

    The accompanying notes are an integral part of the financial statements.

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         FOR THE PERIOD
                                                                                  FOR THE YEAR        NOVEMBER 4, 1996
                                                                                     ENDED                  THROUGH
                                                                                OCTOBER 31, 1998      OCTOBER 31, 1997 (A)
                                                                              ---------------------   ---------------------

NET ASSETS, BEGINNING OF PERIOD                                                        $ 6,836,084                     $ -
                                                                              ---------------------   ---------------------

OPERATIONS:
    Net investment income                                                                   20,201                  15,068
    Net realized gain on investments and foreign currency transactions                     293,969                 377,647
    Net change in unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                                    334,169                (953,235)
                                                                              ---------------------   ---------------------
    Net increase (decrease) in net assets resulting from operations                        648,339                (560,520)
                                                                              ---------------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                                   (9,569)                 (5,427)
    Net realized gain on investments                                                      (377,722)                      -
                                                                              ---------------------   ---------------------
    Total distributions to shareholders                                                   (387,291)                 (5,427)
                                                                              ---------------------   ---------------------

CAPITAL TRANSACTIONS:
    Sale of shares                                                                         192,122               7,555,555
    Reinvestment of distributions                                                           75,896                       -
    Redemption of shares                                                                (3,200,466)               (153,524)
                                                                              ---------------------   ---------------------
    Net increase (decrease) from capital share transactions                             (2,932,448)              7,402,031
                                                                              ---------------------   ---------------------

    Net increase (decrease) in net assets                                               (2,671,400)              6,836,084
                                                                              ---------------------   ---------------------

NET ASSETS, END OF PERIOD, (INCLUDING LINE A)                                          $ 4,164,684             $ 6,836,084
                                                                              =====================   =====================

(A)   Undistributed net investment income                                                 $ 11,815                 $ 9,567
                                                                              =====================   =====================

SHARE TRANSACTIONS
    Sale of shares                                                                          21,307                 757,675
    Reinvestment of distributions in shares                                                  9,348                       -
    Redemption of shares                                                                  (327,018)                (15,999)
                                                                              ---------------------   ---------------------
    Net increase (decrease) in shares                                                     (296,363)                741,676
                                                                              =====================   =====================



(a)  The Fund commenced operations on November 4, 1996.

    The accompanying notes are an integral part of the financial statements.

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SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
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FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each period:

                                                                                                              FOR THE PERIOD
                                                                                                             NOVEMBER 4, 1996
                                                                           FOR THE YEAR ENDED                    THROUGH
                                                                            OCTOBER 31, 1998               OCTOBER 31, 1997 (A)
                                                                        --------------------------       -------------------------

Net Asset Value, Beginning  of Period                                                       $9.22                          $10.00
                                                                        --------------------------       -------------------------
Investment Operations
     Net Investment Income  (b)                                                              0.05                            0.02
     Net Realized and Unrealized Gain (Loss) on Investments                                  0.60                           (0.79)
                                                                        --------------------------       -------------------------
Total from Investment Operations                                                             0.65                           (0.77)
                                                                        --------------------------       -------------------------
Distributions from
     Net Investment Income                                                                  (0.01)                          (0.01)
     Net Realized Gain on Investments                                                       (0.51)                              -
                                                                        --------------------------       -------------------------
Total Distributions                                                                         (0.52)                          (0.01)
                                                                        --------------------------       -------------------------
Net Asset Value, End of Period                                                              $9.35                           $9.22
                                                                        ==========================       =========================

Total Return (c)                                                                            7.88%                           (7.73)%

Ratio/Supplementary Data:
Net Assets at End of Period (in thousands)                                                 $4,165                          $6,836
Ratios to Average Net Assets:
    Expenses including reimbursement/waiver of fees  (b)                                    1.50%                           1.50%(d)
    Expenses excluding reimbursement/waiver of fees  (b)                                    5.26%                           3.93%(d)
    Net investment income including reimbursement/waiver of fees  (b)                       0.33%                           0.21%(d)
Portfolio Turnover Rate (e)                                                                   82%                             32%

----------------------------------------------------------------

(a)  The Fund commenced operations on November 4, 1996.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 4).
(d)  Annualized.
(e)  Rate represents the turnover of the underlying Portfolio.

    The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has ten investment portfolios. Included in this report is the Schroder International Smaller Companies Fund (the "Fund"), a diversified portfolio that commenced operations on November 4, 1996. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value.
As of October 31, 1998, only Investor Shares of the Fund had been issued.

MASTER-FEEDER ARRANGEMENT

The Fund seeks to achieve its investment objective by investing all of its investable assets in Schroder International Smaller Companies Portfolio (the "Portfolio"), a separate diversified portfolio of Schroder Capital Funds ("Schroder Core") that has the same investment objective and substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. Schroder Core also is registered as an open-end, management investment company. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. The Fund accounts for its investment in the Portfolio as a partnership investment and records daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included on pages 15 to 28 in this report and should be read in conjunction with the Fund's financial statements. As of October 31, 1998, the Fund owns substantially all the interests in the Portfolio, and is deemed, for purposes of the Act, to control the Portfolio.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

The following represent significant accounting policies of the Fund:

SECURITY VALUATION

The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio is discussed in the Notes to the Financial Statements of the Portfolio.

INVESTMENT INCOME AND EXPENSES

The Trust records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund incurs its own expenses.

DISTRIBUTIONS TO SHAREHOLDERS

Net  investment  income  and net  capital  gain,  if  any,  are  distributed  to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Portfolio, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEDERAL TAXES

The Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION

The Trust accounts separately for the assets and liabilities and operation of each of its funds. Direct expenses are charged to the fund that incurred them. Expenses that are attributable to more than one fund are allocated among the respective funds in proportion to each fund's average net assets.

ORGANIZATION COSTS

Costs incurred by the Fund in connection with its organization are amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES WITH AFFILIATES

INVESTMENT ADVISER

The Fund currently invests all its assets in the Portfolio, which retains Schroder Capital Management International Inc. ("SCMI") to act as investment adviser pursuant to an Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio.

ADMINISTRATOR AND SUBADMINISTRATOR

The Administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors") and the Subadministrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Fund. For its services, FAdS is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of the average daily net assets of the Fund, subject to an annual minimum fee of $25,000.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

OTHER SERVICE PROVIDERS

Forum Accounting Services, LLC ("FAcS") is the fund accountant. For its services to the Fund, FAcS is entitled to receive from the Trust a fee of $12,000 per year.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Schroder Advisors voluntarily waived a portion of its fee and assumed certain expenses of the Fund so that the Fund's expenses chargeable to Investor Shares, including indirect expenses borne by the Fund as a result of investing in the Portfolio, would not exceed an annual rate of 1.50% of the Fund's average daily net assets attributable to such shares. Schroder Advisors, FAdS, FSS and FAcS may voluntarily waive all or a portion of their fees, from time to time. For the year ended October 31, 1998, Schroder Advisors waived fees and reimbursed expenses of $6,048 and $61,465, respectively, and FAdS waived fees of $20,464.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5.  BENEFICIAL INTEREST

For the year ended October 31, 1998, there was one shareholder, otherwise unaffiliated with the Fund, owning 23.73% of the Fund's shares.

-------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

SPECIAL 1998 TAX INFORMATION

The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1998. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding October 31, 1998) is as follows:

COUNTRY                   DIVIDENDS        FOREIGN TAX        COUNTRY              DIVIDENDS          FOREIGN TAX
-------                   ---------        -----------        -------              ---------          -----------

Denmark                     $0.0015            $0.0002        Malaysia                                   $0.0009
                                                                                      $0.0039
Finland                      0.0069             0.0014        Netherlands                                 0.0018
                                                                                       0.0093
France                       0.0340                           Spain                                       0.0004
                                                0.0033                                 0.0028
Germany                      0.0225             0.0030        Sweden                                      0.0008
                                                                                       0.0047
Hong Kong                    0.0116                -          Switzerland                                 0.0011
                                                                                       0.0057
Italy                        0.0069             0.0003        United Kingdom                              0.0143
                                                                                       0.0785
Japan                        0.0317             0.0065        United States
                                                                                       0.0048                  -
                                                                                   =================  =================
                                                              Total                   $0.2248            $0.0340
                                                                                   =================  =================


The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1998. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1999.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder International Smaller Companies Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder International Smaller Companies Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





Boston, Massachusetts                               PricewaterhouseCoopers LLP
December 22, 1998

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

                                  COMMON AND PREFERRED STOCKS - 90.5%

                  SHARES                                                                   VALUE US$
                  ------                                                                   ---------
                                  DENMARK - 3.0%
                                  COMMON STOCK
                     700          Carli Gry International AS
                                      Consumer Durables                                           $ 41,136
                     660          Christian Hansen Holdings AS
                                      Health Care                                                   81,243
                                                                                     ----------------------
                                                                                                   122,379
                                                                                     ----------------------

                                  FRANCE - 15.4%
                                  COMMON STOCK
                   1,400          Afibel
                                      Retail                                                        79,991
                   2,260          Cyrano (a)
                                      Technology                                                    49,821
                     240          Filipacchi Medias
                                      Services                                                      45,998
                   1,200          Gautier France SA
                                      Consumer Durables                                             82,924
                   1,300          HF Co. (a)
                                      Capital Equipment                                             93,578
                   1,100          Infogrames Entertainment SA (a)
                                      Technology                                                    64,730
                     350          Manitou B.F. SA
                                      Capital Equipment                                             60,402
                   1,200          Primagaz (Cie Des Gaz Petrole)
                                      Energy                                                       107,974
                   1,100          Societe Generale d'Enterprises SA
                                      Capital Equipment                                             52,853
                                                                                     ----------------------
                                                                                                   638,271
                                                                                     ----------------------

                                  GERMANY - 9.1%
                                  COMMON STOCK - 4.0%
                   3,000          Jungheinrich AG
                                      Manufacturing                                                 39,850
                     830          Rhoen-Klinikum AG
                                      Consumer Durables                                             82,689
                   1,400          Winkler & Duennebier AG (a)
                                      Capital Equipment                                             44,801

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1998

                  SHARES                                                                   VALUE US$
                  ------                                                                   ---------
                                  GERMANY (CONCLUDED)
                                  PREFERRED STOCK - 5.1%
                      60          Hugo Boss AG
                                      Consumer Durables                               $             93,467
                     150          Marschollek, Lautenschlaeger und Partner AG
                                      Finance                                                       76,531
                   1,300          Moebel Walther AG
                                      Capital Equipment                                             42,386
                                                                                     ----------------------
                                                                                                   379,724
                                                                                     ----------------------
                                  HONG KONG - 1.7%
                                  COMMON STOCK
                 100,000          Elec & Eltek International Holdings Ltd.
                                      Capital Equipment                                             19,236
                  36,000          Lung Kee Metal Holdings Ltd.
                                      Materials                                                     16,200
                  19,000          Varitronix International Ltd.
                                      Manufacturing                                                 36,058
                                                                                     ----------------------
                                                                                                    71,494
                                                                                     ----------------------

                                  ITALY - 2.3%
                                  COMMON STOCK
                   2,100          Gewiss SpA
                                      Machinery                                                     43,969
                   2,900          Industrie Natuzzi SpA ADR
                                      Retail                                                        52,744
                                                                                     ----------------------
                                                                                                    96,713
                                                                                     ----------------------

                                  JAPAN - 13.2%
                                  COMMON STOCK
                   6,000          Airport Facilities Co. Ltd.
                                      Services                                                      19,618
                   6,000          Amada Metrecs Co. Ltd.
                                      Machinery                                                     24,715
                   4,000          Arcland Sakamoto
                                      Services                                                      24,716
                   7,000          Canon Copyer Sales Co.
                                      Retail                                                        17,421
                   2,000          Charle Co.
                                      Services                                                      14,589
                   6,000          DAIDOH Ltd.
                                      Consumer Durables                                             15,962

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1998

                  SHARES                                                                   VALUE US$
                  ------                                                                   ---------
                                  JAPAN (CONTINUED)
                   6,000          Diamond City Co.
                                      Finance                                         $       20,596
                   4,000          Eiden Co. Ltd.
                                      Retail                                                  20,940
                   6,000          Idec Izumi Corp.
                                      Capital Equipment                                       27,805
                   2,000          Inaba Denkisangyo Co. Ltd.
                                      Capital Equipment                                       14,588
                   7,000          Inabata & Co. Ltd.
                                      Services                                                18,502
                   3,000          Japan Airport Terminal Co. Ltd.
                                      Services                                                15,936
                   4,000          Kansai Kosaido Co. Ltd.
                                      Services                                                22,656
                   2,000          Mandom Corp.
                                      Consumer Non-Durables                                   12,890
                   4,000          Maruzen Co. Ltd.
                                      Consumer Durables                                        9,268
                   1,000          Meiko Shokai
                                      Capital Equipment                                       15,018
                   2,000          Mirai Industry Co. Ltd.
                                      Manufacturing                                           13,714
                   1,000          Nagaileben Co. Ltd.
                                      Materials                                               17,335
                   4,000          Nippon Cable System
                                      Capital Equipment                                       20,940
                   3,000          Nishio Rent All Co.
                                      Services                                                19,566
                   4,000          Nissan Fire & Marine Insurance Co. Ltd.
                                      Finance                                                 11,088
                   3,000          Sanki Engineering Co. Ltd.
                                      Capital Equipment                                       17,635
                   7,000          Sumitomo Warehouse Co. Ltd.
                                      Services                                                29,435
                   1,000          Tachihi Enterprise Co. Ltd.
                                      Finance                                                 21,154
                   1,500          Trusco Nakayama Corp.
                                      Machinery                                               14,019
                   5,000          Tsubaki Nakashima Co. Ltd.
                                      Capital Equipment                                       26,045

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1998

                  SHARES                                                                   VALUE US$
                  ------                                                                   ---------
                                  JAPAN (CONCLUDED)
                       4          Yoshinoya D&C Co. Ltd.
                                      Services                                        $             41,192
                   5,000          Yushiro Chemical Industry Co. Ltd.
                                      Energy                                                        20,167
                                                                                     ----------------------
                                                                                                   547,510
                                                                                     ----------------------

                                  NETHERLANDS - 8.8%
                                  COMMON STOCK
                   2,800          Apothekers Cooperatie OPG
                                      Consumer Non-Durables                                         84,703
                   2,400          Content Beheer N.V.
                                      Services                                                      49,730
                   2,900          Endemol Entertainment Holding N.V.
                                      Services                                                      88,350
                   3,540          Koninklijke Ahrend Groep N.V.
                                      Consumer Durables                                             71,835
                     800          Koninklijke Bijenkorf Beheer
                                      Retail                                                        70,932
                                                                                     ----------------------
                                                                                                   365,550
                                                                                     ----------------------

                                  SPAIN - 6.6%
                                  COMMON STOCK
                   4,600          Corp. Financiera Reunida SA (a)
                                      Finance                                                       55,090
                   2,400          Cortefiel SA
                                      Retail                                                        59,185
                   5,600          Prima Inmobiliaria SA (a)
                                      Finance                                                       46,827
                   5,000          Prosegur, CIA de Seguridad SA
                                      Services                                                      60,411
                   2,000          Superdiplo SA (a)
                                      Retail                                                        51,660
                      45          Viscofan Industria Navarra
                                  de Envolturas Celulosicas SA
                                      Consumer Non-Durables                                          1,335
                                                                                     ----------------------
                                                                                                   274,508
                                                                                     ----------------------

                                  SWEDEN - 1.2%
                                  COMMON STOCK
                   4,900          Hemkopskedjan AB
                                      Retail                                                        50,148
                                                                                     ----------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF OCTOBER 31, 1998

                  SHARES                                                                   VALUE US$
                  ------                                                                   ---------
                                  SWITZERLAND - 5.7%
                                  COMMON STOCK
                     295          Barry Callebaut AG
                                      Consumer Non-Durables                           $             66,011
                      14          Gurit-Heberlein AG
                                      Materials                                                     36,600
                       3          Lindt & Spruengli AG
                                      Consumer Non-Durables                                         71,782
                     280          The Selectra Group (a)
                                      Consumer Non-Durables                                         61,620
                                                                                     ----------------------
                                                                                                   236,013
                                                                                     ----------------------


                                  UNITED KINGDOM - 23.5%
                                  COMMON STOCK
                   6,680          Amey plc
                                      Capital Equipment                                             78,647
                  15,250          Avesco plc
                                      Services                                                      91,306
                  28,080          British Regional Air Lines Group plc (a)
                                      Services                                                      29,157
                   6,000          Cammell Laird Holdings plc
                                      Services                                                      60,543
                  17,500          Canning plc
                                      Materials                                                     83,529
                   1,822          City Gourmets Holdings plc (a)
                                      Retail                                                           763
                  17,690          City Technology Holdings plc
                                      Capital Equipment                                             59,623
                  18,270          Dawson Holdings plc
                                      Finance                                                       48,651
                  10,000          Fairey Group plc
                                      Capital Equipment                                             52,253
                   6,710          Helphire Group plc
                                      Services                                                      54,784
                   7,370          Low & Bonar plc
                                      Materials                                                     25,673
                   7,300          Micro Focus Group plc (a)
                                      Consumer Durables                                             27,875
                  33,210          Ockham Holdings plc
                                      Finance                                                       45,051
                   8,580          Old English Pub Co. plc
                                      Retail                                                        34,774

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF OCTOBER 31, 1998

                  SHARES                                                                   VALUE US$
                  ------                                                                   ---------
                                  UNITED KINGDOM (CONCLUDED)
                   8,450          Oriflame International SA
                                      Consumer Non-Durables                           $             18,680
                   7,500          PSD Group plc
                                      Services                                                      35,170
                  15,300          Penna Holdings plc
                                      Services                                                      52,913
                   8,400          Renishaw plc
                                      Capital Equipment                                             47,831
                  13,190          Tilbury Douglas plc
                                      Services                                                      53,016
                   3,300          Whatman plc
                                      Manufacturing                                                 41,451
                  12,380          Wickes plc
                                      Materials                                                     35,869
                                                                                     ----------------------
                                                                                                   977,559
                                                                                     ----------------------


                                  Total Investments - 90.5% (cost $4,380,196)                    3,759,869

                                  Other Assets Less Liabilities - 9.5%                             396,620
                                                                                     ----------------------

                                  Total Net Assets - 100%                                      $ 4,156,489
                                                                                     ======================




--------------------------------------------------------------
(a)   Non-income producing security.
ADR - American Depository Receipts



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
      Investments (Note 2):
         Investments at cost                                                                            $ 4,380,196
         Net unrealized appreciation (depreciation)                                                        (620,327)
                                                                                              ----------------------
                            Total Investments at value                                                    3,759,869

      Cash                                                                                                  352,569
      Receivable for dividends and interest                                                                  11,917
      Receivable for tax reclaims                                                                            13,071
      Receivable for investments sold                                                                        67,328
      Receivable from administrator (Note 6)                                                                 58,360
      Organization costs, net of amortization (Note 2)                                                        9,066
                                                                                              ----------------------

                               Total Assets                                                               4,272,180
                                                                                              ----------------------

LIABILITIES:
      Payable for investments purchased                                                                      53,796
      Payable to administrator (Note 3)                                                                         252
      Accrued expenses and other liabilities                                                                 61,643
                                                                                              ----------------------

                               Total Liabilities                                                            115,691
                                                                                              ----------------------

                               Net Assets                                                               $ 4,156,489
                                                                                              ======================



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
      Dividend income (net of foreign withholding taxes of $15,451)                                       $ 100,115
      Interest income                                                                                        11,001
                                                                                              ----------------------
                               Total Investment Income                                                      111,116
                                                                                              ----------------------

EXPENSES:
      Investment advisory  (Note 3)                                                                          51,559
      Administration  (Note 3)                                                                                9,099
      Subadministration (Note 3)                                                                             25,000
      Interest holder recordkeeping (Note 3)                                                                 12,050
      Custody                                                                                                 4,233
      Accounting  (Note 3)                                                                                   67,000
      Legal                                                                                                   1,007
      Audit                                                                                                  26,988
      Pricing                                                                                                11,353
      Trustees                                                                                                  338
      Amortization of organization costs (Note 2)                                                             3,022
      Miscellaneous                                                                                             587
                                                                                              ----------------------
                               Total Expenses                                                               212,236
      Fees waived and expenses reimbursed (Note 6)                                                         (139,469)
                                                                                              ----------------------
                               Net Expenses                                                                  72,767
                                                                                              ----------------------

NET INVESTMENT INCOME                                                                                        38,349
                                                                                              ----------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      AND FOREIGN CURRENCY TRANSACTIONS:
      Net realized gain on investments                                                                      302,355
      Net realized gain (loss) on foreign currency transactions                                              (8,386)
                                                                                              ----------------------
                               Net realized gain on investments and foreign currency transactions           293,969
                                                                                              ----------------------
      Net change in unrealized appreciation on investments                                                  333,108
      Net change in unrealized appreciation on foreign currency transactions                                  1,061
                                                                                              ----------------------
                               Net change in unrealized appreciation on investments and
                                    foreign currency transactions                                           334,169
                                                                                              ----------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      AND FOREIGN CURRENCY TRANSACTIONS                                                                     628,138
                                                                                              ----------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ 666,487
                                                                                              ======================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         FOR THE PERIOD
                                                                                FOR THE YEAR            NOVEMBER 4, 1996
                                                                                   ENDED                    THROUGH
                                                                              OCTOBER 31, 1998        OCTOBER 31, 1997 (A)
                                                                            ---------------------    -----------------------

NET ASSETS, BEGINNING OF PERIOD                                                  $ 6,825,551              $               -
                                                                            ---------------------    -----------------------

OPERATIONS:
   Net investment income                                                                  38,349                     36,266
   Net realized gain on investments and foreign currency transactions                    293,969                    377,647
   Net change in unrealized appreciation (depreciation) on investments
       and foreign currency transactions                                                 334,169                   (953,235)
                                                                            ---------------------    -----------------------
   Net increase (decrease) in net assets resulting from operations                       666,487                   (539,322)
                                                                            ---------------------    -----------------------


TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
   Contributions                                                                         279,625                  7,554,417
   Withdrawals                                                                        (3,615,174)                  (189,544)
                                                                            ---------------------    -----------------------
   Net increase (decrease) in net assets from transactions in investors'
      beneficial interest                                                             (3,335,549)                 7,364,873
                                                                            ---------------------    -----------------------
   Net increase (decrease) in net assets                                              (2,669,062)                 6,825,551
                                                                            ---------------------    -----------------------

NET ASSETS, END OF PERIOD                                                            $ 4,156,489                $ 6,825,551
                                                                            =====================    =======================


(a)  The Portfolio commenced operations on November 4, 1996.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Portfolio performance for each period:
                                                                                                   FOR THE PERIOD
                                                                            FOR THE YEAR            NOVEMBER 4, 1996
                                                                               ENDED                  THROUGH
                                                                          OCTOBER 31, 1998        OCTOBER 31, 1997 (A)
                                                                       ------------------------------------------------
Ratio to Average Net Assets:
      Expenses including reimbursement/waiver of fees                          1.20%                    1.20% (b)
      Expenses excluding reimbursement/waiver of fees                          3.50%                    2.72% (b)
      Net investment income including reimbursement/waiver of fees             0.63%                    0.51% (b)

Portfolio Turnover Rate                                                         82%                     32%



-------------------------------------------

(a) The Portfolio commenced operations on November 4, 1996.
(b) Annualized.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940, currently has eight investment portfolios. Included in this report is the
Schroder International Smaller Companies Portfolio (the "Portfolio"), a diversified portfolio that commenced operations on November 4, 1996. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

The following represent significant accounting policies of the Portfolio:

SECURITY VALUATION

Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask ("mid-market price"), or, if none, the last sale prices on the preceding trading day. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, generally are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, generally are valued at amortized cost, which approximates market value. Prices used for valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. As of October 31, 1998, the Portfolio did not hold a position in fair valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect on the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio against the effect of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

EXPENSE ALLOCATION

Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's average net assets.

ORGANIZATION COSTS

Costs incurred by the Portfolio in connection with its organization are amortized on a straight line basis over a five-year period.

NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES WITH AFFILIATES

INVESTMENT ADVISER AND SUBADVISER

 Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Portfolio. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 0.85% of the average daily net assets of the Portfolio. Pursuant to a Subadvisory Agreement among SCMI, Schroder Investment Management International, Ltd. ("SIMIL") and Schroder Core, SIMIL is the investment subadviser to the Portfolio. Under the Subadvisory Agreement, SCMI pays SIMIL a monthly fee at the annual rate of 0.25% of the Portfolio's average net assets.

ADMINISTRATOR AND SUBADMINISTRATOR

The Administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors") and the Subadministrator is Forum Administrative Services, LLC ("FAdS"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.15% of the average daily net assets of the Portfolio. For its services, FAdS is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of the average daily net assets of the Portfolio, subject to an annual minimum of $25,000.

OTHER SERVICE PROVIDERS

Forum Accounting Services, LLC ("FAcS") performs portfolio accounting for the Portfolio and is entitled to compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions. FAcS also provides interest holder recordkeeping services to the Portfolio, and is entitled to compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year, plus certain other fees and expenses.

NOTE 4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended October 31, 1998, aggregated $4,647,660 and $8,125,987, respectively.


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SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1998, was $4,395,507, and the net unrealized depreciation of investment securities was $635,638. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $472,612, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,108,250.

NOTE 5.  FEDERAL TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings in the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

NOTE 6.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

SCMI voluntarily waived a portion of its advisory fees and assumed certain expenses of the Portfolio so that its total expenses would not exceed 1.20% of the Portfolio's average daily net assets. Schroder Advisors, SCMI, FAdS and FAcS may voluntarily waive all or a portion of their fees from time to time. SCMI voluntarily has undertaken to waive 0.10% of the advisory fees payable by the Fund. This fee limitation arrangement shall remain in effect until its elimination is approved by the Board of Trustees of Schroder Core. For the year ended October 31, 1998, SCMI, Schroder Advisors and FAdS waived fees of $51,559, $9,099 and $20,451, respectively. For the year ended October 31, 1998, Schroder Advisors reimbursed expenses of $58,360.

NOTE 7.  CONCENTRATION OF RISK

The Portfolio has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France and Japan. The Portfolio may be more susceptible to political, social and economic events adversely affecting those countries than portfolios not so invested.



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SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
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REPORT OF INDEPENDENT ACCOUNTANTS

To  the  Trustees  of  Schroder   Capital   Funds  and   Investors  of  Schroder
International Smaller Companies Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder International Smaller Companies Portfolio (a separate portfolio of Schroder Capital Funds) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





Boston, Massachusetts                               PricewaterhouseCoopers LLP
December 22, 1998

TRUSTEES

David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
Mark J. Smith

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN
The Chase Manhattan Bank
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER AND DIVIDEND DISBURSING
AGENT
Forum Shareholder Services, LLC
Two Portland Square
Portland, ME  04101

COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110-2624

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109






This report is for the information of the shareholders of the Schroder International Smaller Companies Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.